Exhibit 10.3

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES PURCHASED HEREUNDER MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REQUIREMENTS THEREUNDER.

EVO Transportation & Energy Services, Inc.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of July 15, 2019 between EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”) and Clifford Finkle IV (the “Subscriber”).

On the date hereof, the Subscriber and the Company consummated the transactions contemplated by that certain Stock Purchase and Exchange Agreement dated as of even date herewith (the “Purchase Agreement”), pursuant to which the outstanding Equity Interests (as defined in the Purchase Agreement) issued to Subscriber converted into the right to receive, among other things as set forth in the Purchase Agreement, 625,000 shares of Common Stock of the Company.

Pursuant to the terms of, and conditioned on the consummation of the closing under, the Purchase Agreement, Subscriber is willing to purchase, and the Company is willing to issue and sell to the Subscriber, the number of shares of common stock of the Company (the “Securities”) set forth on Exhibit A hereto, all on the terms and subject to the conditions set forth herein and in the Purchase Agreement.

1. Subscription and Purchase Price.

(a) Subscription. On the terms and subject to the conditions set forth herein and in the Purchase Agreement, the undersigned hereby subscribes for and agrees to purchase the Securities set forth on Exhibit A hereto, on the date of the closing under the Purchase Agreement and subject to the consummation of such closing under the Purchase Agreement.

(b) The Subscriber understands and agrees that, subject to applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2. Subscriber’s Representations, Warranties and Agreements

The undersigned hereby acknowledges, agrees with and represents and warrants to the Company and its affiliates, as follows, in each case as of the date hereof:

(a) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(b) The undersigned acknowledges his, her or its understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to the Company and its affiliates as follows:

(i) The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Securities;

(ii) The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for their current needs and contingencies, and has no need for liquidity with respect to the investment in the Company;

(iii) The undersigned and the undersigned’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received all documents requested by the undersigned or Advisors, if any, and have carefully reviewed them and understand the information contained therein, prior to the execution of this Agreement; and

(iv) The undersigned (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities. If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Securities.

(c) The information in the Investor Questionnaire (attached as Appendix A) completed and executed by the undersigned (the “Investor Questionnaire”) is true and accurate in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d) The undersigned has relied on the advice of, or has consulted with, only his, her or its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Securities, and each Advisor, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate thereof.

(e) The undersigned represents, warrants and agrees that he, she or it will not sell or otherwise transfer the Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of his, her or its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as set forth in Section 4(a) of this Agreement, the Company is under no obligation to register the Securities on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the Securities are further restricted by state securities laws.

(f) No representations or warranties have been made to the undersigned by the Company, other than any representations of the Company contained herein or in the Purchase Agreement or in any document referred to in the Purchase Agreement, and in subscribing for the Securities the undersigned is not relying upon any representations other than those contained herein or in the Purchase Agreement or in any document referred to in the Purchase Agreement.

(g) The undersigned understands and acknowledges that his, her or its purchase of the Securities is a speculative investment that involves a high degree of risk and the potential loss of their entire investment and has carefully read and considered the matters set forth in the Company’s reports filed with the U.S. Securities and Exchange Commission (“SEC”), including in particular the matters under the caption “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the SEC on April 17, 2018 and the subsequently filed Quarterly Reports on Form 10-Q.

(h) The undersigned understands and agrees that the Securities may bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(i) Neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the offering or confirmed the accuracy or determined the adequacy of any information provided to Subscriber. This offering has not been reviewed by any Federal, state or other regulatory authority.

(j) The undersigned and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the undersigned and his, her or its Advisors, if any.

(k) The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the offering and sale of the Securities and is not subscribing for Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

(l) The undersigned has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m) The undersigned is not relying on the Company with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the undersigned has relied on the advice of, or has consulted with, only his, her or its own Advisors.

(n) The undersigned acknowledges that any estimates or forward-looking statements or projections included in the Company’s filings with the SEC were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o) No oral or (except as set forth herein or in the Purchase Agreement or the documents referred to therein) written representations have been made, or oral or written information furnished, to the undersigned or his, her or its Advisors, if any, in connection with the offering of the Securities.

(p) The undersigned agrees, acknowledges and understands that during the period commencing on the date hereof through the Company’s public announcement of the transactions contemplated by the Purchase Agreement, the undersigned will not directly or indirectly, through related parties, affiliates or otherwise, purchase, sell “short” or “short against the box” (as those terms are generally understood) any equity security of the Company.

(q) The foregoing representations, warranties and agreements will survive the completion of the issuance of the Securities hereunder.

3. Notices to Subscriber

(a) THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY INFORMATION PROVIDED TO SUBSCRIBER. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(b) THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBER SHOULD BE AWARE THAT HE MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

4. Miscellaneous Provisions

(a) Piggy-Back Registration. If at any time on or after the date hereof, the Company proposes to file any registration statement (other than any registration on Form S-4, S-8 or any other similarly inappropriate form, or any successor forms thereto) under the Securities Act covering a public offering of the Company’s common stock, it will notify the Subscriber at least ten (10) days prior to each such filing and will use its best efforts to include in such Registration Statement (to the extent permitted by applicable regulation), the Securities purchased by the Subscriber hereunder and/or any shares of common stock issued pursuant to the Buyer Note (as defined in the Purchase Agreement) to the extent requested by the Subscriber within five (5) days after receipt of notice of such filing (which request shall specify the shares of common stock of the Company intended to be sold or disposed of by the Subscriber and describe the nature of any proposed sale or other disposition thereof); provided, however, that if a greater number of shares of the Company’s common stock is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter (if any) of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of shares of common stock of the Company proposed to be offered by the Subscriber for registration, as well as the number of securities of any other selling stockholders participating in the registration, will be proportionately reduced to a number deemed satisfactory by the managing underwriter. The Company will bear all expenses and fees incurred in connection with the preparation, filing, and amendment of the registration statement with the SEC, except that the Subscriber shall pay all fees, disbursements and expenses of any counsel or expert retained by the Subscriber and all underwriting discounts and commissions, filing fees and any transfer or other taxes relating to the Securities included in the registration statement. The Subscriber agrees to cooperate with the Company in the preparation and filing of any registration statement, and in the furnishing of information concerning the Subscriber for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Securities Act as to any proposed distribution.

(b) Modification. Neither this Agreement, nor any provisions hereof, may be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(c) Survival. The undersigned’s representations and warranties made in this Subscription Agreement survive the execution and delivery of this Agreement and the delivery of the Securities.

(d) Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or email), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(e) Binding Effect. Except as otherwise provided herein, this Agreement is binding upon, and inures to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned is joint and several and the agreements, representations, warranties and acknowledgments contained herein are deemed to be made by, and are binding upon, each such person or entity and his, her or its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(f) Assignability. This Agreement is not transferable or assignable by the undersigned, except that the rights of Subscriber under Section 4(a) hereof are transferrable and assignable by the undersigned upon written notice of such transfer or assignment to the Company as part of any transfer of any Securities and/or any shares of common stock issued pursuant to the Buyer Note (as defined in the Purchase Agreement) by the undersigned to such Subscriber’s spouse, children (whether natural, step or by adoption), grandchildren (whether natural, step or by adoption), named beneficiary, sibling, parents or to a trust, partnership or limited liability company solely for the benefit of one or more of any of such Persons.

(g) Governing Law and Venue. This Agreement is governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles. Each party to this Agreement hereby irrevocably submits to the exclusive jurisdiction and venue of the state courts of the State of Delaware or the United States District Court located in the State of Delaware for the purpose of any action between the parties arising in whole or in part under or in connection with this Agreement.

(h) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[Remainder of page left intentionally blank]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of July 15, 2019.

Manner in which Title is to be held (Please Check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit Sharing Plan Date Opened:______________

2.	☒	Joint Tenants with Right of Survivorship	8.	☐	As a Custodian for
					______________________________________
					Under the Uniform Gift to Minors Act of the State of
					______________________________________

3.	☐	Community Property	9.	☐	Married with Separate Property

4.	☐	Tenants in Common	10.	☐	Keogh

5.	☐	Corporation/Partnership/ Limited Liability Company	11.	☐	Tenants by the Entirety

6.	☐	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian): _________________________________________________________

Account Name: _________________________________________________________________________________

Account Number: _______________________________________________________________________________

Representative Name: ____________________________________________________________________________

Representative Phone Number: _____________________________________________________________________

Address: _______________________________________________________________________________________

City, State, Zip: __________________________________________________________________________________

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THE NEXT PAGE.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE THE PAGE THEREAFTER.

EXECUTION BY NATURAL PERSONS

Clifford and Alexis Finkle
Exact Name in Which Title is to be Held

Clifford Finkle	Alexis Finkle
Name (Please Print)	Name of Additional Subscriber

Residence: Number and Street	Address of Additional Subscriber

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail	E-Mail (if available)

/s/ Clifford Finkle	/s/ Alexis Finkle
(Signature)	(Signature of Additional Subscriber)

ACCEPTED as of July 15, 2019, on behalf of the Company.

By:	/s/ Damon Cuzick
President

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(e.g., corporation, partnership, LLC, trust, etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

By:
Name:
Title:

Address

ACCEPTED as of _________, 2019, on behalf of the Company.

By:
President

Appendix A

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐	The Subscriber is (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase the Securities, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors.

☐	The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Securities and with total assets in excess of $5,000,000.

☐	The Subscriber is a director or executive officer of the Company.

☒	The Subscriber is a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000 at the time of my subscription for and purchase of the Securities. For purposes of this Subscription Agreement, “net worth” means the excess of total assets at fair market value, including real and personal property, but excluding the value of your primary residence, over total liabilities. Total liabilities excludes any mortgage on the primary residence in an amount of up to the home’s estimated fair market value, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities.

☐	The Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

A-1

Appendix A

☐	The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose subscription for and purchase of the Securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	The Subscriber is an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs. Note: For Subscribers attempting to qualify under this item, each equity owner must complete, sign and return to the Company a separate copy of this Questionnaire).

☐	The Subscriber does NOT meet any of the foregoing categories.

The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Securities of the Company.

Clifford B. Finkle IV	Alexis D. Finkle
Name of Subscriber [please print]	Name of Co-Subscriber [please print]

/s/ Clifford B. Finkle IV	/s/ Alexis Finkle
Signature of Subscriber (Entities please	Signature of Co-Subscriber
provide signature of Subscriber’s duly
authorized signatory.)

7-17-19
Name of Signatory (Entities only)	Date

Title of Signatory (Entities only)

A-2

EXHIBIT A

SUBSCRIPTION SECURITIES

625,000 shares of Common Stock